Exhibit No. 99.1

RESTATED CHARTER OF THE AUDIT COMMITTEE OF THE

BOARD OF DIRECTORS OF

UNITED RETAIL GROUP, INC.

AS ADOPTED BY THE BOARD ON MARCH 2, 2007

________________________________________________________________________

I.	PURPOSE OF THE COMMITTEE

The principal purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of United Retail Group, Inc. (the “Corporation”) is to oversee the accounting and financial reporting processes of the Corporation and its subsidiaries and the audits of the financial statements of the Corporation and its benefit plans.

II.	COMPOSITION OF THE COMMITTEE

The Committee shall be elected by the Board annually and be comprised of three or more directors as determined from time to time by resolution of the Board. Each member of the Committee shall be qualified, as the Corporation shall so certify, to serve on the Committee pursuant to the requirements of The Nasdaq Stock Market, Inc. (“Nasdaq”) and the Sarbanes-Oxley Act of 2002 (the “Act”) and the rules and regulations promulgated by the Securities and Exchange Commission (the “SEC”) pursuant to the Act and any additional requirements that the Board determines appropriate. A member of the Committee shall not (i) own or control 20% or more of the Corporation’s voting securities, or such lower standard as may be promulgated by the SEC pursuant to the Act, or (ii), other than in his capacity as a member or chairperson of the Committee, the Board, or any other committee of the Board, accept any consulting, advisory, or other compensatory fee from the Corporation (other than fixed amounts of compensation under a retirement plan for prior service with the Corporation), provided, however, that usual and customary fees paid to a firm with which a member is associated for services rendered shall be allowed to the extent permitted by the Act and by Rule 4200 of the Nasdaq Listing Standards (“Rule 4200”).

The chairperson of the Committee shall be designated by the Board, provided that if the Board does not so designate a chairperson, the members of the Committee, by a majority vote, may designate a chairperson. Each member of the Committee must be able to read and understand fundamental financial statements, including the Corporation’s balance sheet, income statement and cash flow statement. In addition, the Corporation must certify that it has, and will continue to have, at least one member of the Committee who has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief financial officer or other senior officer with financial oversight responsibilities. Further, either (i) at least one member of the Committee must be an “audit committee financial expert”, as such term is defined in the rules and regulations promulgated by the SEC pursuant to the Act, or (ii) if no member of the Committee is an “audit committee financial expert”, such fact must be disclosed in the Corporation’s filings with the SEC.

Any vacancy on the Committee shall be filled by majority vote of the Board at the next meeting of the Board following the occurrence of the vacancy. No member of the Committee shall be removed except by majority vote of the Board

III.	DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

In carrying out its duties and responsibilities, the Committee’s policies and procedures should remain flexible, so that it may be in a position to best address, react or respond to changing circumstances or conditions. The following duties and responsibilities are within the authority of the Committee and the Committee shall, consistent with and subject to applicable law and rules and regulations promulgated by the SEC, NASDAQ, or any other regulatory authority of competent jurisdiction:

Selection, Evaluation, and Oversight of the Auditors

(a) In its sole discretion select, determine the funding for and oversee the public accounting firm to serve as auditors (herein referred to as independent auditors) as set forth in Section 10A(m)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 10A-3(b)(2) thereunder, which firm will audit the books and accounts of the Corporation and its subsidiaries for each fiscal year. The independent auditors shall be responsible to and report directly to the Committee. The Committee shall also verify that management has established an internal audit capability (“Internal Audit”) in one of the following forms: an internal audit department, an independent internal audit outsourcing firm or a cosourcing arrangement with the two. Internal Audit shall report to the Corporation’s chief executive officer;

(b) Review and, in its sole discretion, approve in advance the Corporation’s independent auditors’ annual engagement letter, including the proposed fees contained therein, as well as (i) review all audit and, as provided in Rule 2-01 of Regulation S-K, all permitted non-audit engagements and relationships between the Corporation and such auditors (which approval should be made after receiving input from the Corporation’s management) and/or (ii) adopt policies and procedures of the Committee that provide for the automatic pre-approval of specified services to be provided by the Corporation’s auditors. Approval of audit and permitted non-audit services may also be made by one or more members of the Committee as shall be designated by the Committee or the chairperson of the Committee and the person or persons granting such approval shall report such approval to the Committee at the next scheduled meeting;

(c) Review the performance of the Corporation’s independent auditors, and, in its sole discretion make decisions regarding the replacement or termination of the independent auditors when circumstances warrant;

(d) Evaluate the independence of the Corporation’s independent auditors at least annually by, among other things:

(i)           obtaining on an annual basis from the Corporation’s independent auditors and reviewing a formal written statement delineating all relationships between the independent auditors and the Corporation, consistent with Independence Standards Board Standard 1;

(ii)          actively engaging in a dialogue with the Corporation’s independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors;

(iii)        taking, or recommending that the Board take, appropriate action to oversee the independence of the Corporation’s independent auditors;

(iv)         monitoring compliance by the Corporation’s independent auditors with the audit partner rotation requirements contained in the Act and the rules and regulations promulgated by the SEC thereunder;

(v)          monitoring compliance by the Corporation and the Corporation’s independent auditors with the employee conflict of interest requirements contained in the Act and the rules and regulations promulgated by the SEC thereunder; and

(vi)         engaging in a dialogue with the independent auditors to confirm that audit partner compensation is consistent with applicable SEC rules;

(e) Instruct the Corporation’s independent auditors that they are ultimately accountable to the Committee and the Board, as the representatives of the Corporation’s shareholders, and that the Committee is responsible for the selection evaluation and termination of the Corporation’s independent auditors;

Oversight of Annual Audit and Quarterly Reviews

(f) Review and discuss with the independent auditors, their annual audit plan, including the timing and scope of audit activities and all critical accounting policies and practices to be used, and monitor such plan’s progress and results during the year;

(g) Review with management and the Corporation’s independent auditors the following:

(i)           all alternative treatments of financial information that have been discussed by the independent auditors and management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the auditors;

(ii)          all other material written communications between the independent auditors and management, such as any management letter from the auditors and any management representation letter to the auditors and any schedule of unadjusted differences; and

(iii)         any material financial or non-financial arrangements of the Corporation which do not appear on the financial statements of the Corporation;

(h) Resolve all disagreements between the Corporation’s independent auditors and the Corporation’s management regarding financial reporting;

Oversight of Financial Reporting Process and Asset Protection Controls

(i) Review with the Corporation’s chief executive officer the progress and results of any internal audit projects, and, when necessary, advise the Corporation’s chief executive officer on assignment of additional internal audit projects to Internal Audit;

(j)	Review:

(i)           the adequacy and effectiveness of the Corporation’s accounting policies and procedures and its internal control over financial reporting;

(ii)          the yearly report (as and when required by regulations promulgated by the SEC under the Act) prepared by the Corporation’s chief executive officer and chief financial officer, and attested to by the Corporation’s independent auditors, assessing the effectiveness of the Corporation’s internal control over financial reporting and stating management’s responsibility for establishing and maintaining adequate internal control over financial reporting prior to its inclusion in the Corporation’s annual report;

(iii)        the adequacy and effectiveness of the Corporation’s policies and procedures and internal control with respect to asset protection; and

(iv)         Review with the chief executive officer and chief financial officer and the Corporation’s independent auditors, periodically, the adequacy and effectiveness of the Corporation’s policies and procedures regarding disclosure and accounting (including its internal control over financial reporting), including the independent auditors’ judgment as to the quality of the Corporation’s accounting principles, and the following:

(A)        the performance of the Corporation’s Internal Audit;

(B)         all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Corporation’s ability to record, process, summarize, and report financial information, including any significant deficiencies or material weaknesses in internal control over financial reporting identified by the Corporation’s independent auditors;

(C)         any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation’s internal control over financial reporting; and

(D)         any material changes in internal control over financial reporting that occurred during the most recent fiscal quarter and that have materially affected, or are reasonably likely to have materially affected or are reasonably likely to materially affect, the Corporation’s internal control over financial reporting.

(k)           Receive periodic reports from the Corporation’s independent auditors and the chief financial officer of the Corporation to assess the impact on the Corporation of significant accounting or financial reporting developments that may have a bearing on the Corporation;

(l) Review and discuss with the independent auditors the results of the year-end audit of the Corporation, including any comments or recommendations of the Corporation’s independent auditors and, based on such review and discussions and on such other considerations as it determines appropriate, recommend to the Board whether the Corporation’s financial statements should be included in the Annual Report on Form 10-K;

(m)          Establish and maintain free and open means of communication between and among the Board, the Committee, the Corporation’s independent auditors and the chief financial officer, including providing the Corporation’s independent auditors and the chief financial officer with appropriate opportunities to meet separately and privately with the Committee on a periodic basis;

Other Compliance Matters

(n)           Establish and implement policies and procedures for the Committee’s review and approval or disapproval of all proposed transactions or courses of dealings with parties related to the Corporation (including all transactions required to be disclosed by Item 404(a) of Regulation S-K);

(o)          Prepare the report required by the rules of the SEC to be included in the Corporation’s annual proxy statement;

(p)           Obtain from the Corporation’s independent auditors any information pursuant to Section 10A of the Exchange Act;

(q)           Establish procedures for (i) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by associates of the Corporation of concerns regarding questionable accounting or auditing matters;

(r)            Secure and determine funding for independent expert advice to the extent the Committee determines it to be appropriate, including retaining, with or without Board approval, independent counsel, accountants, consultants or others, to assist the Committee in fulfilling its duties and responsibilities, the cost of such independent expert advisors to be borne by the Corporation; and

(s)           Review and assess of the adequacy of this charter on an annual basis.

Limitations

While the Committee has the duties and responsibilities set forth in this charter, the Committee is not responsible for preparing or certifying the financial statements, for planning or conducting the audit, or for determining whether the Corporation’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles or for the performance of Internal Audit.

In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of the Corporation; it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards; and each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Corporation from which it receives information, (ii) the accuracy of the financial and other information provided to the Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board), (iii) statements made by management or third parties as to any information technology, internal audit and other non-audit services provided by the independent auditors or Internal Audit to the Corporation and (iv) the Corporation’s independent auditors as experts in accounting and auditing.

Nothing contained in this charter is intended to create, or should be construed as creating, any responsibility or liability of the members of the Committee, except to the extent otherwise provided under the applicable laws of the State of Delaware, which shall continue to set the legal standard for the conduct of the members of the Committee.

IV.	MEETINGS AND RECORDS OF THE COMMITTEE

The Committee shall meet with such frequency and at such intervals as it shall determine are necessary to carry out its duties and responsibilities. The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary. The Committee shall meet separately on a periodic basis with (i) the Corporation’s chief executive officer and chief financial officer, and (ii) the Corporation’s independent auditors, in each case to discuss any matters that the Committee or any of the above persons or firms believe should be discussed privately.

The provisions of the Corporation’s By-laws regarding meetings of standing Committees of the Board shall apply to meetings of the Committee.

The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate; provided, however, that no subcommittee shall consist of fewer than two members; and provided further that the Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee as a whole.

The Committee may consult with the Board as it determines appropriate prior to taking any action and shall report regularly to the Board with respect to its meetings. The Secretary of the Corporation shall maintain minutes of its meetings and records relating to those meetings and make copies of such minutes available to the Board at the next Board meeting.

V.	EFFECTIVE DATE; AMENDMENT.

This Charter shall replace the existing charter and come into force on March 2, 2007.

The Board reserves the right to terminate this charter at any time and to amend it from time to time.

*************